Exhibit 10.2
LOAN EXTENSION AND MODIFICATION AGREEMENT
THIS LOAN EXTENSION AND MODIFICATION AGREEMENT (this “Agreement”) is made effective as of November 3, 2020 (the “Effective Date”), by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower and Legacy Town Center Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”), KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (hereinafter called the “Guarantor”), and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders party to the Loan Agreement referred to below (in such capacity, “Administrative Agent”).
RECITALS:
A.Under that certain Loan Agreement dated as of November 3, 2017, by and among Borrowers, KBSIII One Washingtonian, LLC, a Delaware limited liability company (“One Washingtonian Borrower”), and KBSIII 500 West Madison, LLC, a Delaware limited liability company (“500 West Madison Borrower”), as borrowers (Borrowers, One Washingtonian Borrower and 500 West Madison Borrower shall be referred to herein as “Original Borrowers”), the lenders party thereto (each, a “Lender” and, collectively, “Lenders”), and Administrative Agent (as amended, restated or otherwise modified, the “Loan Agreement”), Lenders agreed to make a loan to Original Borrowers (the “Loan”). Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.
B.Pursuant to the provisions of Section 9.29(c) of the Loan Agreement, One Washingtonian Borrower and 500 West Madison Borrower have been released from their respective obligations under the Loan Documents to the extent provided therein.
C.The Loan is evidenced by one or more promissory notes issued by Borrowers to Lenders in accordance with the terms of the Loan Agreement (collectively, the “Note”).
D.Borrowers obligations under the Loan Agreement and the other Loan Documents are secured by the Security Instruments executed by Borrowers pursuant to the terms of the Loan Agreement.
E.Guarantor guaranteed certain of Borrowers’ obligations to Lenders in accordance with that certain Guaranty Agreement dated as of November 3, 2017 (the “Guaranty”).
F.Pursuant to the terms of the Loan Agreement, the Loan matures on November 3, 2020, subject to Borrowers’ option to extend the maturity of the Loan pursuant to Section 1.6(b) of the Loan Agreement and Exhibit I attached thereto.
G.Borrowers wish to extend the maturity of the Loan to the First Extended Maturity Date in accordance with the terms of Section 1.6(b) of the Loan Agreement and Exhibit I attached thereto.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Administrative Agent, on behalf of itself and the Lenders, agree to extend the maturity of the Loan to the First Extended Maturity Date, and to make certain other modifications to the Loan Documents, all as more specifically set forth below.

1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth.
2.Maturity Date. All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on November 3, 2021. Any reference to “Maturity Date” in the Note and other Loan Documents shall be deemed to mean November 3, 2021.
3.LIBOR Successor Rate.
(a)Notwithstanding anything to the contrary in the Loan Agreement or any other Loan Document, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or Borrowers or Required Lenders notify Administrative Agent (with, in the case of the Required Lenders, a copy to Borrowers) that Borrowers or Required Lenders (as applicable) have determined, that:
(i)adequate and reasonable means do not exist for ascertaining LIBOR for any Interest Period hereunder or any other tenors of LIBOR, including, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over Administrative Agent or such administrator has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is satisfactory to Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”);
(iii)the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over such administrator has made a public statement announcing that all Interest Periods and other tenors of LIBOR are no longer representative; or
(iv)syndicated loans currently being executed, or that include language similar to that contained in Section 2.3 of the Loan Agreement and this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, in the case of clauses (i) through (iii) above, on a date and time determined by Administrative Agent (any such date, the “LIBOR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and shall occur reasonably promptly upon the occurrence of any of the events or circumstances under clauses (i), (ii), or (iii) above and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, LIBOR will be replaced hereunder and under any Loan Document with, subject to the proviso below, the first available alternative set forth in the order below for any payment period for interest calculated that can be determined by Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “LIBOR Successor Rate”; and any such rate before giving effect to the Related Adjustment, the “Pre-Adjustment Successor Rate”):
(x)Term SOFR plus the Related Adjustment; and
(y)SOFR plus the Related Adjustment;
and in the case of clause (iv) above, Borrowers and Administrative Agent may amend this Agreement solely for the purpose of replacing LIBOR under this Agreement and under any other Loan Document in accordance with the definition of “LIBOR Successor Rate” and such amendment will become effective at 5:00 p.m. Administrative Agent’s Time, on the fifth (5th) Business Day after Administrative Agent shall have notified all Lenders and Borrowers of the occurrence of the circumstances described in clause (iv) above unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders object to the implementation of a LIBOR Successor Rate pursuant to such clause;
provided that, if Administrative Agent determines that Term SOFR has become available, is administratively feasible for Administrative Agent and would have been identified as the Pre-Adjustment Successor Rate in accordance with the foregoing if it had been so available at the time that the LIBOR Successor Rate then in effect was so identified, and Administrative Agent notifies Borrowers and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Pre-Adjustment Successor Rate shall be Term SOFR and the LIBOR Successor Rate shall be Term SOFR plus the relevant Related Adjustment.
Administrative Agent will promptly (in one or more notices) notify Borrowers and each Lender of (x) any occurrence of any of the events, periods or circumstances under clauses (i) through (iii) above, (y) a LIBOR Replacement Date, and (z) the LIBOR Successor Rate.
Any LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent.
Notwithstanding anything else herein, if at any time any LIBOR Successor Rate as so determined would otherwise be less than zero percent (0.0%), the LIBOR Successor Rate will be deemed to be zero percent (0.0%) for the purposes of this Agreement and the other Loan Documents.
In connection with the implementation of a LIBOR Successor Rate, Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such LIBOR Successor Rate Conforming Changes to Borrowers and Lenders reasonably promptly after such amendment becomes effective.
If the events or circumstances of the type described in clauses (i) through (iii) above have occurred with respect to the LIBOR Successor Rate then in effect, then the successor rate thereto shall be determined in accordance with the definition of “LIBOR Successor Rate.”
(b)Notwithstanding anything to the contrary herein, (i) after any such determination by Administrative Agent or receipt by Administrative Agent of any such notice described under Subsection (a)(i) through (iii) above, as applicable, if Administrative Agent determines that none of the LIBOR Successor Rates is available on or prior to the LIBOR Replacement Date, (ii) if the events or circumstances described in Subsection (a)(iv) above have occurred but none of the LIBOR Successor Rates is available, or (iii) if the events or circumstances of the type described in Subsection (a)(i) through (iii) above have occurred with respect to the LIBOR Successor Rate then in effect and Administrative Agent determines that none of the LIBOR Successor Rates is available, then in each case, Administrative Agent and Borrowers may amend this Agreement solely for the purpose of replacing LIBOR or any then current LIBOR Successor Rate in accordance with this Section and Section 2.3 of the Loan Agreement as of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any Related Adjustments and any other mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a LIBOR Successor Rate. Any such amendment shall become effective at 5:00 p.m. Administrative Agent’s Time on the fifth (5th) Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders object to such amendment.
(c)If, at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, no LIBOR Successor Rate has been determined in accordance with Subsection (a) or (b) above and the circumstances under Subsection (a)(i) above or Subsection (a)(iii) above exist or the Scheduled Unavailability Date has occurred (as applicable), Administrative Agent will promptly so notify Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain advances of the Loan at the LIBOR Rate shall be suspended, (to the extent of the affected Interest Periods, advances of the Loan, interest payment dates or payment periods), and (y) the LIBOR Daily Floating Rate component shall no longer be utilized in determining the Base Rate, until the LIBOR Successor Rate has been determined in accordance with Subsection (a) or (b) above. Upon receipt of such notice, Borrowers may revoke any pending LIBOR Rate Election for a borrowing of, conversion to or continuation of LIBOR Rate Principal (to the extent of the affected LIBOR Rate Principal, Interest Periods, interest payment dates or payment periods) or, failing that, will be deemed to have converted such LIBOR Rate Election into a request for Base Rate Principal (subject to the foregoing clause (y)) in the amount specified therein.
In addition to other terms defined herein, as used herein the following terms shall have the meanings indicated, unless the context otherwise requires and such terms shall be deemed added or amended and replaced as appropriate:
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time).
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of Business Day, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Related Adjustment” means, in determining any LIBOR Successor Rate, the first relevant available alternative set forth in the order below that can be determined by Administrative Agent applicable to such LIBOR Successor Rate:
(A)the spread adjustment, or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the relevant Pre-Adjustment Successor Rate (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto) and which adjustment or method (x) is published on an information service as selected by Administrative Agent from time to time in its reasonable discretion or (y) solely with respect to Term SOFR, if not currently published, which was previously so recommended for Term SOFR and published on an information service acceptable to Administrative Agent; or
(B)the spread adjustment that would apply (or has previously been applied) to the fallback rate for a derivative transaction referencing the ISDA Definitions (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto).
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to the Loan Agreement.
“SOFR” with respect to any Business Day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day and, in each case, that has been selected or recommended by the Relevant Governmental Body.
“Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by Administrative Agent from time to time in its reasonable discretion.
4.USA PATRIOT Act Notice; Beneficial Ownership Regulation. Section 9.23 of the Loan Agreement is hereby deleted in its entirety and replaced with the following language:
“9.23    USA PATRIOT Act Notice; Beneficial Ownership Regulation.
Each Lender that is subject to the PATRIOT Act (as hereinafter defined) and Administrative Agent (for itself and not on behalf of any Lender) hereby notify each Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), they are required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower, a Beneficial Ownership Certification, and other information that will allow such Lender or Administrative Agent, as applicable, to identify each Borrower in accordance with the PATRIOT Act and the Beneficial Ownership Regulation. Such information includes, but is not limited to, the name and address of such Borrower and a list of individuals, if any, who own directly or indirectly at least twenty-five percent (25%) of such Borrower (or such lesser equity interest as may be required by applicable Law or as may be reasonably required by the internal policy of any Lender or Administrative Agent), the identification of one individual who manages and Controls such Borrower, organizational information on the ultimate parent of such Borrower, and such other documentation and information that will allow each Lender and Administrative Agent, as applicable, to identify such Borrower in accordance with the PATRIOT Act and the Beneficial Ownership Regulation. Each Borrower shall, promptly following a request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation.”

5.Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guaranty, mortgage, or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of California and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Section, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
6.Conditions Precedent to Closing. The obligation of Administrative Agent, on behalf of Lenders, to enter into this Agreement is subject to the satisfaction of the following conditions precedent:
(a)No Default or Potential Default shall have occurred and then be continuing.
(b)Administrative Agent’s receipt of current financial statements regarding each Borrower and Guarantor as and when required under Section 4.8 of the Loan Agreement.
(c)If required by Administrative Agent, Administrative Agent shall have received and approved the most recent MAI appraisal of each Property (which MAI appraisals must be dated no more than six (6)

months prior to the date hereof) meeting all applicable regulatory requirements, taking into account then- current market conditions.
(d)Based on the most recent appraisals (as more particularly described in clause (c), above) obtained by Administrative Agent, the Properties then subject to the lien of a Security Instrument shall have a Loan-to-Value Ratio of less than or equal to sixty percent (60%). In the event this Loan-to-Value Ratio is not met, Borrowers may satisfy this Loan-to-Value Ratio by making a voluntary pay down of the Loan or a permanent reduction in the Revolving Availability, or both, without prepayment fees or premiums other than the payment of any Consequential Loss.
(e)As of the most recent Test Date, Borrowers shall have satisfied an Ongoing Debt Service Coverage Ratio of at least 1.35:1.00. In the event this Ongoing Debt Service Coverage Ratio is not met, Borrowers may satisfy this Ongoing Debt Service Coverage Ratio by making a voluntary pay down of the Loan or a permanent reduction in the Revolving Availability, or both, without prepayment fees or premiums other than the payment of any Consequential Loss, in an amount sufficient to cause such Ongoing Debt Service Coverage Ratio to equal or exceed 1.35:1.00, assuming for purposes of calculating the Ongoing Debt Service Coverage Ratio that the pay down has been applied to the outstanding principal balance of the Loan, and/or such reduction in Revolving Availability has been applied to reduce the Aggregate Commitments, as applicable, as of the most recent Test Date.
(f)Administrative Agent shall have been provided with an updated title report and judgment and lien searches, and appropriate title insurance endorsements shall have been issued as reasonably required by Administrative Agent (provided that such endorsements are generally issued by title companies in the applicable jurisdiction).
(g)Administrative Agent’s receipt of this Agreement and all other additional documents required by Administrative Agent in connection with the modification of the Loan duly executed by Borrowers and Guarantor as applicable.
(h)Borrower shall have paid to Administrative Agent, for the ratable benefit of Lenders, the Extension Fee required under the Loan Agreement.
(i)Borrowers shall have paid all out-of-pocket costs and expenses incurred by Administrative Agent in connection with the extension (pre- and post-closing), including appraisal fees and reasonable attorneys’ fees actually incurred by Administrative Agent.
7.Balance. As of November 2, 2020, the outstanding principal balance of the Loan is $472,950,000.00, and the undisbursed amount of the Revolving Availability is $157,650,000.00.
8.Borrower’s Representations and Warranties. Each Borrower represents and warrants to Administrative Agent and each Lender as follows:
(a)Loan Documents. All representations and warranties made and given by each Borrower and Guarantor in the Loan Documents are true, accurate and correct in all material respects as of the date of this Agreement to the extent such representations and warranties are not matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Loan Agreement that do not otherwise constitute a Default thereunder, including, without limitation, the execution of new Leases or new contracts that are not prohibited by the terms of the Loan Agreement or any other Loan Document.
(b)No Potential Default; Default. To each Borrower’s knowledge, no Default or Potential Default has occurred and is continuing.

(c)Borrowing Entity. Each Borrower is a limited liability company which is duly organized and validly existing under the laws of the State of Delaware. There have been no material changes in formation documents of any Borrower since the inception of the Loan.
9.Course of Dealing. Administrative Agent, each Lender and each Borrower hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by any Borrower or Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or Lenders’ rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or Lenders to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by any Borrower under any Loan Document or any amendment to any term or condition of any Loan Document.
10.Renewal; Lien Continuation; No Novation. Each Borrower hereby renews the Obligations and promises to pay and perform all Obligations as modified by this Agreement. The liens securing the Obligations are hereby ratified and confirmed as valid, subsisting and continuing, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or any such liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.
11.Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members, shareholders, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower with respect to the obligations of any Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
12.Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of California and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.
13.Reaffirmation of Guaranty. Guarantor, by its signature below, and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with Administrative Agent and each Lender that the Guaranty is and shall continue in full force and effect for the benefit of Administrative Agent and each Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a Default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Administrative Agent would not execute this Agreement or otherwise consent to its terms.
14.Electronic Signatures. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Each Borrower and Guarantor hereby agree that as soon as reasonably possible, each Borrower and Guarantor will provide an original of this Agreement to Administrative Agent that will include the wet signatures of each Borrower and Guarantor next to any Electronic Signatures.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the day and year first hereinabove written.
BORROWERS:
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IX, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page]

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VIII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXI, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page]

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XIX, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION III, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page]

GUARANTOR:
THE UNDERSIGNED GUARANTOR IS EXECUTING THIS AGREEMENT WITH RESPECT TO SECTION 13 IF THIS AGREEMENT ONLY
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,

By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

	By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

		By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

[Signatures continue on following page]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent on
behalf of Lender

By:	Manank Patel Manank Patel Vice President